UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21668

Cohen & Steers Dividend Value Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2009

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended February 28, 2009. The net asset values per share at that date were $7.59, $7.55 and $7.59 for Class A, Class C and Class I shares, respectively. In addition, a dividend was declared for shareholders of record on March 30, 2009 and paid on March 31, 2009 to all three classes of shares. The dividend was as follows: Class A shares — $0.036 per share, Class C shares — $0.021 per share and Class I shares — $0.043 per sharea .

The total returns, including income and change in net asset value, for the Fund and the comparative benchmarks were:

	Six Months Ended February 28, 2009	Year Ended February 28, 2009
Cohen & Steers Dividend Value Fund—Class A	–40.97%	–43.14%
Cohen & Steers Dividend Value Fund—Class C	–41.19%	–43.50%
Cohen & Steers Dividend Value Fund—Class I	–40.91%	–42.98%
Russell 1000 Value Index[b]	–44.71%	–47.35%
S&P 500 Index[b]	–41.82%	–43.32%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares. If such charges were included, returns would have been lower.

a  Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each calendar year.

b  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Investment Review

The year ended February 28, 2009 was highly volatile for equities in the United States and around the world. Early on, markets were roiled by a fresh wave of write-downs from major banks (stemming from a financial crisis born in 2007) along with the hastily arranged sale of Bear Stearns to JPMorgan Chase. The shocks kept coming, picking up speed in September with the U.S. government takeover of Fannie Mae and Freddie Mac, Lehman Brothers' bankruptcy and the effective nationalization of insurance giant AIG.

Amid concerns that the entire financial system could be at risk, the U.S. Congress, Treasury secretary and Federal Reserve chairman hammered out a $700 billion rescue package that has been used to bolster capital and encourage lending. The Fed and other central banks lowered interest rates and implemented stimulus packages in a coordinated effort to break the credit freeze and kick-start the global economy. Near the end of the period, the U.S. Congress passed a stimulus package outlining nearly a trillion dollars in federal spending over several years.

Value and growth stocks fell together

In this period of elevated risk, investors appeared to show little discrimination in the type of stocks that they liquidated. Value stocks and growth stocks both fell sharply during the period as measured by the Russell 1000 Growth Index1 (–40.0%) and the Russell 1000 Value Index (–47.4%).

All sectors in the Russell 1000 Value Index had double-digit declines. The financial services sector (–67.6%), which constitutes a much larger portion of the value index than the growth index, was the poorest performer, reflecting the events crippling financial companies around the world.

The industrial sector (–58.8%) was hindered by weaker demand for products ranging from auto parts to construction equipment. General Electric, the sector's largest weighting, had a sizable share-price decline due to weakness within its financial division and concerns about a dividend cut (which came on February 28) and a ratings downgrade (which came on March 12).

The consumer staples sector (–24.9%), often viewed as a safer haven in uncertain markets, declined the least. The utilities (–25.9%) and telecommunications (–27.1%) sectors, which also offer defensive characteristics, fared better than the overall market. Within health care (–29.5%), pharmaceutical companies with more stable earnings outperformed insurance-related stocks. The energy sector (–36.7%) was initially a strong performer, but struggled after oil prices declined from $145 a barrel in mid-July to trade in the $40-to-$50 range later in the period.

The Fund declined with the market

In this poor environment for equities, the Fund declined, although it did outperform its benchmark and most peers. We attribute this to our emphasis on higher-quality companies, as measured by such factors as strong market

1  The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher forecasted growth values.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

position and healthy balance sheets. Although there were few places to hide, these stocks outperformed lower-quality stocks for the period.

From a sector standpoint, factors that helped relative performance included our stock selection and our underweight position in financial services, along with stock selection within consumer discretionary. Stock selection within health care also aided relative return, as we did not own managed care companies, which are less attractive from a dividend-growth perspective (dividend growth is a key factor in our stock selection process). The Fund's industrial holdings outperformed, reflecting our substantial underweight position in General Electric.

Our stock selection and underweight position in the energy sector detracted from performance, largely due to our underweight position in two major oil stocks that dominate the sector and which had relatively good performance. Stock selection in the consumer staples sector hampered relative return, as did stock selection in the utilities sector and our underweight positions in the utilities and telecommunications sectors.

Investment Outlook

We believe that the substantial resources aimed at stimulating the economy will have some impact, but results are likely to be temporary if there is no decisive resolution to the banking crisis. With or without stimulus, we view a stable and viable financial system as a necessary precondition to economic growth.

The market is likely to see news-driven cycles, with limited sustained upside potential, as long as the economy and corporate profits remain soft. That said, we expect earnings to stabilize in the next few quarters and be more in line with lowered expectations. With regard to dividends, we expect to see more announced payment reductions, especially in the financial services sector. While we believe that the ability to increase dividends over time is a key driver of stock performance, we also recognize that dividend cuts can be an inexpensive way to boost short-term capital for companies that need to rebuild their balance sheets.

Until we believe a market floor has been reached, and as long as valuation differences between lower-quality and higher-quality companies remain historically narrow, we will heavily favor companies with stronger business and financial profiles.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

  RICHARD E. HELM

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)

Cohen & Steers Dividend Value Fund, Inc.—Class A

Growth of a $10,000 Investment

Cohen & Steers Dividend Value Fund, Inc.—Class C

Growth of a $10,000 Investment

Cohen & Steers Dividend Value Fund, Inc.—Class I

Growth of a $1,000,000 Investment

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)—(Continued)

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	–45.70%[b]	–44.07%[c]	—
1 Year (without sales charge)	–43.14%	–43.50%	–42.98%
Since Inception[d] (with sales charge)	–10.27%[b]	–9.66%	—
Since Inception[d] (without sales charge)	–9.09%	–9.66%	–8.78%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the July 1, 2008 prospectuses were as follows: Class A — 1.63% and 1.15%; Class C — 2.27% and 1.80%; and Class I — 1.28% and 0.80%. Through February 28, 2010, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses at 1.15% for Class A shares, 1.80% for Class C shares and 0.80% for Class I shares.

a  The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1%.

d  Inception date of August 31, 2005.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2008—February 28, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period* September 1, 2008– February 28, 2009
Class A
Actual (–40.97% return)	$1,000.00	$590.30	$4.53
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.09	$5.76
Class C
Actual (–41.19% return)	$1,000.00	$588.10	$7.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.87	$9.00
Class I
Actual (–40.91% return)	$1,000.00	$590.90	$3.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.83	$4.01

*  Expenses are equal to the Fund's Class A, Class C and Class I annualized expense ratio of 1.15%, 1.80%, and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.61%, 2.26% and 1.27%, respectively

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FEBRUARY 28, 2009

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)	$3,775,926	3.1%
Exxon Mobil Corp.	3,571,540	2.9
McDonald's Corp.	3,537,325	2.9
FPL Group	3,458,679	2.9
Abbott Laboratories	3,389,544	2.8
Johnson & Johnson	3,225,000	2.7
Total SA (France)	3,124,272	2.6
Chevron Corp.	3,114,423	2.6
AT&T	3,097,231	2.6
Procter & Gamble Co.	3,049,161	2.5

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS

February 28, 2009

		Number of Shares	Value
COMMON STOCK	95.7%
BASIC MATERIALS	1.8%
Alcoa		35,900	$223,657
Archer-Daniels-Midland Co.		23,900	637,174
Dow Chemical Co.		31,000	221,960
Holcim Ltd. (Switzerland)[a]		12,400	410,789
Praxair		11,700	663,975
			2,157,555
CONSUMER—CYCLICAL	5.7%
APPAREL	0.9%
NIKE		26,600	1,104,698
MEDIA	1.3%
The Walt Disney Co.		92,000	1,542,840
RETAIL	3.1%
Hennes & Mauritz AB (Sweden)[a]		17,700	656,567
Nordstrom		25,500	343,485
Wal-Mart de Mexico SA de CV (ADR) (Mexico)		25,800	484,312
Wal-Mart Stores		46,700	2,299,508
			3,783,872
TOYS/GAMES/HOBBIES	0.4%
Mattel		43,800	518,592
TOTAL CONSUMER—CYCLICAL			6,950,002
CONSUMER—NON-CYCLICAL	12.7%
AGRICULTURE	4.0%
Altria Group		189,000	2,918,160
Monsanto Co.		24,800	1,891,496
			4,809,656
BEVERAGE	0.5%
Diageo PLC (ADR) (United Kingdom)		12,300	571,827

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2009

		Number of Shares	Value
COSMETICS/PERSONAL CARE	3.3%
Colgate-Palmolive Co.		16,200	$974,916
Procter & Gamble Co.		63,300	3,049,161
			4,024,077
RESTAURANT	2.9%
McDonald's Corp.		67,700	3,537,325
RETAIL	2.0%
Costco Wholesale Corp.		13,300	563,122
Shoppers Drug Mart Corp. (Canada)		56,700	1,928,477
			2,491,599
TOTAL CONSUMER— NON-CYCLICAL			15,434,484
ENERGY	16.6%
OIL & GAS	13.2%
Apache Corp.		18,200	1,075,438
Chevron Corp.		51,300	3,114,423
CNOOC Ltd. (Hong Kong)[a]		726,000	624,089
Devon Energy Corp.		44,800	1,956,416
Exxon Mobil Corp.		52,600	3,571,540
Marathon Oil Corp.		78,700	1,831,349
Petro-Canada (Canada)		30,300	663,570
Total SA (France)[a]		66,500	3,124,272
			15,961,097
OIL & GAS SERVICES	3.4%
Schlumberger Ltd.		63,800	2,428,228
Transocean Ltd.[b]		29,168	1,743,371
			4,171,599
TOTAL ENERGY			20,132,696

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2009

		Number of Shares	Value
FINANCIAL	15.8%
BANK	4.2%
Bank of New York Mellon Corp.		75,100	$1,664,967
HSBC Holdings PLC (ADR) (United Kingdom)		7,200	250,560
US Bancorp		152,400	2,180,844
Wells Fargo & Co.		82,100	993,410
			5,089,781
DIVERSIFIED FINANCIAL SERVICE	4.6%
BlackRock		18,300	1,771,623
Franklin Resources		16,200	741,960
Goldman Sachs Group		7,400	673,992
JPMorgan Chase & Co.		104,600	2,390,110
			5,577,685
INSURANCE	7.0%
ACE Ltd.		60,100	2,194,251
Aflac		53,100	889,956
Allstate Corp.		59,000	992,970
HCC Insurance Holdings		109,400	2,401,330
MetLife		108,600	2,004,756
			8,483,263
TOTAL FINANCIAL			19,150,729
HEALTH CARE	14.0%
HEALTHCARE PRODUCTS	7.1%
Becton Dickinson & Co.		40,700	2,518,923
Covidien Ltd		8,600	272,362
Johnson & Johnson		64,500	3,225,000
Medtronic		88,400	2,615,756
			8,632,041

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2009

		Number of Shares	Value
PHARMACEUTICAL	6.9%
Abbott Laboratories		71,600	$3,389,544
Pfizer		95,700	1,178,067
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)		84,700	3,775,926
			8,343,537
TOTAL HEALTH CARE			16,975,578
INDUSTRIAL	7.9%
AEROSPACE & DEFENSE	5.5%
Boeing Co.		32,800	1,031,232
General Dynamics Corp.		48,400	2,120,888
L-3 Communications Holdings		18,400	1,244,760
Lockheed Martin Corp.		36,100	2,278,271
			6,675,151
DIVERSIFIED MANUFACTURING	0.9%
General Electric Co.		130,700	1,112,257
TRANSPORTATION	1.5%
Norfolk Southern Corp.		22,100	701,012
United Parcel Service		25,300	1,041,854
			1,742,866
TOTAL INDUSTRIAL			9,530,274
REAL ESTATE	1.3%
OFFICE	0.9%
Alexandria Real Estate Equities		6,300	251,748
Corporate Office Properties Trust		22,200	555,000
Hongkong Land Holdings Ltd. (USD) (Singapore)[a]		141,000	289,170
			1,095,918
SELF STORAGE	0.2%
Public Storage		4,300	238,564
SHOPPING CENTER—REGIONAL MALL	0.2%
Simon Property Group		6,600	218,460
TOTAL REAL ESTATE			1,552,942

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2009

		Number of Shares	Value
TECHNOLOGY	9.7%
COMPUTERS	1.8%
Garmin Ltd.		17,500	$299,600
International Business Machines Corp.		20,200	1,859,006
			2,158,606
SEMICONDUCTORS	1.8%
Intel Corp.		69,200	881,608
Microchip Technology		69,900	1,312,023
			2,193,631
SOFTWARE	1.9%
Microsoft Corp.		142,200	2,296,530
TELECOMMUNICATION EQUIPMENT	4.2%
Corning		114,200	1,204,810
Harris Corp.		63,200	2,356,096
QUALCOMM		47,200	1,577,896
			5,138,802
TOTAL TECHNOLOGY			11,787,569
TELECOMMUNICATIONS	4.2%
AT&T		130,300	3,097,231
China Mobile Ltd. (ADR) (Hong Kong)		13,300	576,555
Verizon Communications		50,900	1,452,177
			5,125,963
UTILITY	6.0%
ELECTRIC—INTEGRATED	4.9%
E.ON AG (ADR) (Germany)		35,800	919,344
Exelon Corp.		31,000	1,463,820
FPL Group		76,300	3,458,679
			5,841,843

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2009

		Number of Shares	Value
MULTI UTILITIES	1.1%
Sempra Energy		32,500	$1,351,025
TOTAL UTILITY			7,192,868
TOTAL COMMON STOCK (Identified cost—$164,492,980)			115,990,660
SHORT-TERM INVESTMENTS	4.2%
MONEY MARKET FUNDS
Dreyfus Treasury Cash Management Fund, 0.03%[c]		450,030	450,030
Federated U.S. Treasury Cash Reserves Fund, 0.02%[c]		3,007,046	3,007,046
Fidelity Institutional Money Market Treasury Only Fund, 0.23%[c]		1,701,509	1,701,509
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$5,158,585)			5,158,585
TOTAL INVESTMENTS (Identified cost—$169,651,565)	99.9%		121,149,245
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1%		66,298
NET ASSETS	100.0%		$121,215,543

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 4.2% of net assets of the Fund, all of which have been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

b  Non-income producing security.

c  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2009

ASSETS:
Investments in securities, at value (Identified cost—$169,651,565)	$121,149,245
Cash	40,702
Receivable for:
Dividends and interest	469,204
Fund shares sold	256,012
Other assets	2,657
Total Assets	121,917,820
LIABILITIES:
Payable for:
Fund shares redeemed	554,926
Investment advisory fees	28,504
Administration fees	4,093
Distribution fees	2,949
Shareholder servicing fees	1,047
Other liabilities	110,758
Total Liabilities	702,277
NET ASSETS	$121,215,543
NET ASSETS consist of:
Paid-in-capital	$196,971,780
Accumulated undistributed net investment income	309,171
Accumulated net realized loss	(27,562,201)
Net unrealized depreciation	(48,503,207)
$121,215,543

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

February 28, 2009

CLASS A SHARES:
NET ASSETS	$45,183,694
Shares issued and outstanding ($0.001 par value common stock outstanding)	5,956,723
Net asset value and redemption price per share	$7.59
Maximum offering price per share ($7.59 ÷ 0.955)[a]	$7.95
CLASS C SHARES:
NET ASSETS	$31,373,597
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,157,251
Net asset value and offering price per share[b]	$7.55
CLASS I SHARES:
NET ASSETS	$44,658,252
Shares issued and outstanding ($0.001 par value common stock outstanding)	5,882,436
Net asset value, offering, and redemption price per share	$7.59

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended February 28, 2009

Investment Income:
Dividend income (net of $58,482 of foreign withholding tax)	$3,797,332
Interest income	33,012
Total Income	3,830,344
Expenses:
Investment advisory fees	1,038,544
Distribution fees—Class A	148,947
Distribution fees—Class C	293,790
Shareholder servicing fees—Class A	59,578
Shareholder servicing fees—Class C	97,930
Administration fees	123,720
Professional fees	82,671
Transfer agent fees and expenses	81,999
Shareholder reporting expenses	74,777
Registration and filing fees	57,015
Directors' fees and expenses	53,814
Custodian fees and expenses	51,832
Line of credit fees	4,878
Miscellaneous	13,747
Total Expenses	2,183,242
Reduction of Expenses (See Note 2)	(544,465)
Net Expenses	1,638,777
Net Investment Income	2,191,567
Net Realized and Unrealized Loss:
Net realized loss on:
Investments	(25,399,226)
Foreign currency transactions	(6,763)
Net realized loss	(25,405,989)
Net change in unrealized depreciation on:
Investments	(47,310,693)
Foreign currency translations	(1,278)
Net change in unrealized depreciation	(47,311,971)
Net realized and unrealized loss	(72,717,960)
Net Decrease in Net Assets Resulting from Operations	$(70,526,393)

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended February 28, 2009	For the Year Ended February 29, 2008
Change in Net Assets:
From Operations:
Net investment income	$2,191,567	$1,499,153
Net realized loss	(25,405,989)	(206,825)
Net change in unrealized depreciation	(47,311,971)	(5,080,980)
Net decrease in net assets resulting from operations	(70,526,393)	(3,788,652)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(942,177)	(855,280)
Class C	(395,498)	(274,920)
Class I	(641,852)	(264,947)
Net realized gain:
Class A	—	(1,205,395)
Class C	—	(654,306)
Class I	—	(315,915)
Total dividends and distributions to shareholders	(1,979,527)	(3,570,763)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	69,414,543	65,835,349
Total increase (decrease) in net assets	(3,091,377)	58,475,934
Net Assets:
Beginning of year	124,306,920	65,830,986
End of year[a]	$121,215,543	$124,306,920

a  Includes undistributed net investment income of $309,171 and $121,834, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
Per Share Operating Performance:	For the Year Ended February 28, 2009	For the Year Ended February 29, 2008	For the Year Ended February 28, 2007	For the Period August 31, 2005[a] through February 28, 2006
Net asset value, beginning of period	$13.57	$13.99	$12.26	$11.46
Income from investment operations:
Net investment income[b]	0.20	0.23	0.22	0.07
Net realized and unrealized gain (loss)	(5.99)	(0.17)	1.86	0.77
Total from investment operations	(5.79)	0.06	2.08	0.84
Less dividends and distributions to shareholders from:
Net investment income	(0.19)	(0.21)	(0.18)	(0.04)
Net realized gain	—	(0.28)	(0.17)	—
Total dividends and distributions to shareholders	(0.19)	(0.49)	(0.35)	(0.04)
Redemption fees retained by the Fund	0.00 [c]	0.01	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	(5.98)	(0.42)	1.73	0.80
Net asset value, end of period	$7.59	$13.57	$13.99	$12.26
Total investment return[d]	–43.14%	0.33%	17.12%	7.29%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$45.2	$61.9	$41.7	$6.6
Ratio of expenses to average daily net assets (before expense reduction)	1.57%	1.63%	2.33%[f]	7.02%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.15%	1.00%	1.00%	1.28%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	1.35%	0.95%	0.30%	(4.66)%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.76%	1.59%	1.63%	1.08%[g]
Portfolio turnover rate	43%	52%	30%	8%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Due to the significant growth of net assets on a small asset base, the expense ratio, when averaged over the year, differs from the Fund's other classes by an amount other than class specific expenses. Typically, the ratios between classes will only differ by the class specific expenses (i.e., distribution fees and shareholder servicing fees).

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
Per Share Operating Performance:	For the Year Ended February 28, 2009	For the Year Ended February 29, 2008	For the Year Ended February 28, 2007	For the Period August 31, 2005[a] through February 28, 2006
Net asset value, beginning of period	$13.50	$13.94	$12.23	$11.46
Income from investment operations:
Net investment income[b]	0.13	0.14	0.14	0.03
Net realized and unrealized gain (loss)	(5.96)	(0.18)	1.86	0.77
Total from investment operations	(5.83)	(0.04)	2.00	0.80
Less dividends and distributions to shareholders from:
Net investment income	(0.12)	(0.14)	(0.12)	(0.03)
Net realized gain	—	(0.28)	(0.17)	—
Total dividends and distributions to shareholders	(0.12)	(0.42)	(0.29)	(0.03)
Redemption fees retained by the Fund	0.00 [c]	0.02	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	(5.95)	(0.44)	1.71	0.77
Net asset value, end of period	$7.55	$13.50	$13.94	$12.23
Total investment return[d]	–43.50%	–0.35%	16.40%	6.96%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$31.4	$41.2	$14.7	$3.8
Ratio of expenses to average daily net assets (before expense reduction)	2.22%	2.27%	3.21%[f]	7.93%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.80%	1.65%	1.65%	1.95%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.72%	0.33%	(0.50)%	(5.53)%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.14%	0.96%	1.06%	0.45%[g]
Portfolio turnover rate	43%	52%	30%	8%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Due to the significant growth of net assets on a small asset base, the expense ratio, when averaged over the year, differs from the Fund's other classes by an amount other than class specific expenses. Typically, the ratios between classes will only differ by the class specific expenses (i.e., distribution fees and shareholder servicing fees).

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
Per Share Operating Performance:	For the Year Ended February 28, 2009	For the Year Ended February 29, 2008	For the Year Ended February 28, 2007	For the Period August 31, 2005[a] through February 28, 2006
Net asset value, beginning of period	$13.58	$14.00	$12.27	$11.46
Income from investment operations:
Net investment income[b]	0.24	0.28	0.27	0.09
Net realized and unrealized gain (loss)	(5.99)	(0.18)	1.87	0.76
Total from investment operations	(5.75)	0.10	2.14	0.85
Less dividends and distributions to shareholders from:
Net investment income	(0.24)	(0.26)	(0.24)	(0.04)
Net realized gain	—	(0.28)	(0.17)	—
Total dividends and distributions to shareholders	(0.24)	(0.54)	(0.41)	(0.04)
Redemption fees retained by the Fund	0.00 [c]	0.02	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	(5.99)	(0.42)	1.73	0.81
Net asset value, end of period	$7.59	$13.58	$14.00	$12.27
Total investment return	–42.98%	0.65%	17.63%	7.42%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$44.6	$21.2	$9.4	$3.7
Ratio of expenses to average daily net assets (before expense reduction)	1.23%	1.28%	2.27%[e]	11.99%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	0.80%	0.65%	0.65%	1.07%[f]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	1.81%	1.31%	0.45%	(9.43)%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	2.24%	1.94%	2.06%	1.49%[f]
Portfolio turnover rate	43%	52%	30%	8%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Not annualized.

e  Due to the significant growth of net assets on a small asset base, the expense ratio, when averaged over the year, differs from the Fund's other classes by an amount other than class specific expenses. Typically, the ratios between classes will only differ by the class specific expenses (i.e., distribution fees and shareholder servicing fees).

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Dividend Value Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 9, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objective is high level of current income and long term growth of income and capital appreciation. Investment operations commenced on August 31, 2005. The authorized shares of the Fund are divided into three classes designated Class A, C and I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the Pink Sheets, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective March 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund's investments carried at value:

		Fair Value Measurements at February 28, 2009, Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$121,149,245	$110,401,462	$10,747,783	$—

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund's tax positions has been made and it has been determined that there is no impact to the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.80% of the average daily net assets of the Fund for the first $1.5 billion and 0.70% thereafter of the average daily net assets of the Fund.

For the year ended February 28, 2009 and through February 28, 2010, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's operating expenses at 1.15% for Class A shares, 1.80% for Class C shares and 0.80% for Class I shares.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the Fund's average daily net assets. For the year ended February 28, 2009, the Fund paid the advisor $51,927 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The plan provides that the Fund will pay the distributor a fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

For the year ended February 28, 2009, the Fund has been advised that the distributor received $19,625 in sales commissions from the sale of Class A shares and that the distributor also received $8 and $20,127 of contingent deferred sales charges relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on these classes are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: The Fund has adopted a shareholder services plan which provides that the Fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the Fund may pay the shareholder servicing agent a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class C shares.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $3,062 from the Fund for the year ended February 28, 2009.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended February 28, 2009, totaled $124,148,132 and $54,490,754, respectively.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended February, 28, 2009	For the Year Ended February, 29, 2008
Ordinary income	$1,979,527	$3,314,505
Long-term capital gains	—	256,258
Total dividends and distributions	$1,979,527	$3,570,763

As of February 28, 2009, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$421,196
Gross unrealized depreciation	(50,903,470)
Net unrealized depreciation	$(50,482,274)
Undistributed ordinary income	$318,145
Cost for federal income tax purposes	$171,631,519

As of February, 28, 2009, the Fund had a net capital loss carryforward of $14,244,984 which will expire on February, 28, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations. In addition, the Fund incurred capital and currency losses of $11,337,263 and $8,974, respectively, after October 31, 2008, which are not recognized until the following fiscal year.

As of February, 28, 2009, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to adjustments for holdings in partnerships. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was credited $24,703 and accumulated net investment income was charged $24,703. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Transactions in Fund shares were as follows:

	For the Year Ended February 28, 2009		For the Year Ended February 29, 2008
	Shares	Amount	Shares	Amount
CLASS A:
Sold	4,374,278	$49,160,694	4,780,755	$69,821,285
Issued as reinvestment of dividends and distributions	41,690	478,532	56,691	825,534
Redeemed	(3,023,937)	(35,115,572)	(3,251,426)	(46,906,904)
Redemption fees retained by the Fund[a]	—	12,660	—	58,497
Net increase	1,392,031	$14,536,314	1,586,020	$23,798,412
CLASS C:
Sold	2,370,555	$25,064,620	2,435,257	$35,371,942
Issued as reinvestment of dividends and distributions	8,751	97,621	13,629	196,685
Redeemed	(1,273,616)	(14,005,094)	(453,887)	(6,423,735)
Redemption fees retained by the Fund[a]	—	8,208	—	31,486
Net increase	1,105,690	$11,165,355	1,994,999	$29,176,378
CLASS I:
Sold	5,139,152	$52,628,560	968,970	$14,045,436
Issued as reinvestment of dividends and distributions	47,911	529,342	34,337	498,433
Redeemed	(862,394)	(9,451,574)	(119,211)	(1,698,984)
Redemption fees retained by the Fund[a]	—	6,546	—	15,674
Net increase	4,324,669	$43,712,874	884,096	$12,860,559

a  The Fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund. Prior to September 28, 2007, the redemption fee was charged at a rate of 1% on shares sold within six months of the time of purchase.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers Funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires December 2009. The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended February 28, 2009, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect the Fund's financial position, financial performance, and cash flows. Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Dividend Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Dividend Value Fund, Inc. (the "Fund") at February 28, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 16, 2009

COHEN & STEERS DIVIDEND VALUE FUND, INC.

TAX INFORMATION—2009 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $3,661,650. Additionally, 97.7% of the ordinary dividends qualified for the dividends received deduction available to corporations.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the "Investment Advisory Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Investment Advisory Agreement for its two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on September 16 - 17, 2008, the Investment Advisory Agreement was discussed and was unanimously continued for a one-year term by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Investment Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") prepared by an independent data provider, supplemental performance and summary information prepared by the Investment Advisor, and memoranda outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the amount of time the Investment Advisor dedicates to the Fund and the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that invest substantially in dividend paying and large cap value securities and have investment objectives and strategies similar to the Fund.

The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund, has had, and would likely continue to have, a favorable impact on the success of the Fund. The Board of Directors further noted the Investment Advisor's ability to attract quality and experienced personnel. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that

COHEN & STEERS DIVIDEND VALUE FUND, INC.

the nature, quality and extent of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to relevant benchmarks. The Board of Directors noted that the Fund outperformed the median of the Peer Funds for the one-year period ended June 30, 2008, ranking in the 1st quartile. The Board of Directors also noted that the Fund had outperformed its benchmark for the same period. The Board of Directors reviewed supplemental performance data provided by the Advisor. The Board of Directors also considered the Investment Advisor's performance in managing other funds that invest in real estate, large-cap value and dividend paying securities. The Board of Directors then determined that Fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of their analysis, the Board of Directors gave substantial consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the advisory fee and the effective advisory fee were both higher than the median for the Peer Funds. The Board of Directors also noted that the net expense ratio was lower than the Peer Funds' median, ranking the Fund in the 1st quartile, while the gross expense ratio was higher than the Peer Funds' median. The Board of Directors further noted that the administration fees payable by the Fund were the same as the Peer Funds' median. The Board of Directors also noted that the Advisor is currently waiving a portion of its advisory fee and/or reimbursing expenses to limit total expenses of the Fund. The Board of Directors concluded that the Fund's current expense structure is competitive in the peer group.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently waiving fees and/or reimbursing expenses of the Fund. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, but noted the significant services received, such as operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors noted that because of the Fund's small size, the operating expenses continue to be subsidized, and the Fund is not yet profitable. The Board of Directors concluded that the profits realized by the Advisor from its administrative relationship with the Fund were reasonable and consistent with fiduciary duties.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund's advisory fee contains a breakpoint of 10 basis points once the Fund's assets reach $1.5 billion and that the advisory fee rate reflected the impact of this breakpoint. The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with stockholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory agreements, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Board of Directors compared both the services rendered and the fees paid under the Investment Advisory Agreement to those under other investment advisory agreements of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Investment Advisory Agreement to the Investment Advisor's other advisory contracts with other fund advisory agreements. The Board of Directors determined that on a comparative basis the fees under the Investment Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreement.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The directors and officers of the Fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 55	Director and Co-Chairman	2009	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	21	1991 to present

Martin Cohen Age: 60	Director and Co-Chairman	2010	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	21	1991 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[3] Age: 66	Director	2011	Consultant. Director, Reis, Inc. (formerly Wellsford Real Property); Vice-Chair of the Board of Global Heritage Fund; Investment Committee, The Moriah Fund; Advisory Committee member, The Posse Foundation; Vice-Chair, District of Columbia Public Libraries; Board member, Washington National Opera. Former Under Secretary of State for Management, United States Department of State, 1996-2000.	21	2001 to present

George Grossman Age: 55	Director	2009	Attorney-at-law	21	1993 to present

Richard E. Kroon Age: 66	Director	2011	Member of Investment Committee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	21	2004 to present

Richard J. Norman Age: 65	Director	2010	Private Investor. Advisory Board Member of the Salvation Army. Member of the Chaplain's Core—DC Department of Corrections. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	21	2001 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Frank K. Ross Age: 65	Director	2010	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	21	2004 to present

Willard H. Smith Jr. Age: 72	Director	2011	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	21	1996 to present

C. Edward Ward Jr. Age: 62	Director	2009	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	21	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 44	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 45	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Richard E. Helm Age: 49	Vice President	Senior Vice President of CSCM since 2005. Prior to that, VP and senior portfolio manager at WM Advisors, Inc.	Since 2005

Francis C. Poli Age: 46	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 42	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 40	Chief Compliance Officer	Senior Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017.

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS DIVIDEND VALUE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Richard E. Helm
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—DVFAX
Class C—DVFCX
Class I—DVFIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Dividend Value Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

DIVIDEND VALUE FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

FEBRUARY 28, 2009

DVFAXAR

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the registrant’s audit committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2009	2008
Audit Fees	$39,100	$37,500
Audit-Related Fees	—	—
Tax Fees	$19,635	$18,760
All Other Fees	—	—

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2009	2008
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$110,000	$109,000

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1)   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant for the investment adviser.

(e) (2)  No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Not applicable.

(g)        For the fiscal years ended February 28, 2009 and February 29, 2008, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant was $129,635 and $78,300, respectively.

(h)        The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

By:	/s/ Adam M. Derechin

Name:

Adam M. Derechin

	Title:	President and Chief Executive Officer

Date: April 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin

Name:

Adam M. Derechin

	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza

Name:

James Giallanza

	Title:	Treasurer
(principal financial officer)

Date: April 24, 2009